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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number ___811-05646_________________

New Century Portfolios

 (Exact name of registrant as specified in charter)

  100 William Street, Suite 200          Wellesley, Massachusetts              02481

                    (Address of principal executive offices)                            (Zip code)

Nicole M. Tremblay, Esq.

Weston Financial Group, Inc.      100 William Street, Suite 200       Wellesley, MA 02481

(Name and address of agent for service)

Registrant's telephone number, including area code:       (781) 235-7055

Date of fiscal year end:         October 31, 2013

Date of reporting period:       October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

New Century Capital

New Century Balanced

New Century International

New Century Alternative Strategies

ANNUAL REPORT

Year Ended October 31, 2013

100 William Street, Suite 200, Wellesley MA 02481  781-239-0445  888-639-0102   Fax 781-237-1635

CONTENTS

LETTER TO SHAREHOLDERS	2-4

PERFORMANCE CHARTS	5-8

NEW CENTURY PORTFOLIOS
New Century Capital Portfolio
Portfolio Information	9
Schedule of Investments	10-11
New Century Balanced Portfolio
Portfolio Information	12
Schedule of Investments	13-14
New Century International Portfolio
Portfolio Information	15
Schedule of Investments	16-17
New Century Alternative Strategies Portfolio
Portfolio Information	18
Schedule of Investments	19-21
Statements of Assets and Liabilities	22
Statements of Operations	23
Statements of Changes in Net Assets	24-25
Financial Highlights	26-29
Notes to Financial Statements	30-39
Report of Independent Registered Public Accounting Firm	40
Board of Trustees and Officers	41-42
About Your Portfolios’ Expenses	43-45
Trustees’ Approval of Investment Advisory Agreements	46-50

LETTER TO SHAREHOLDERS	December 2013

We are pleased to present our 24th Annual Report. The report summarizes the 12-month period ended October 31, 2013. In addition, this report presents important financial information for each of the New Century Portfolios. We invite you to visit our website at www.newcenturyportfolios.com for additional information.

As we look back over the 12 months ended October 31, 2013, U.S. markets finished with robust returns as demonstrated by the increase in the S&P 500 Index by 27.18%. During this past summer, markets fluctuated over the potential “tapering” of the Federal Reserve’s Quantitative Easing program and intense discussions over the U.S. debt ceiling caused a government shutdown. Nevertheless, with Ben Bernanke’s handling, broad domestic indexes regained the global lead in the second half of fiscal 2013. International markets also produced positive returns. For example, developed international markets, as measured by the MSCI EAFE Index, gained 26.88% and the MSCI Emerging Markets Index increased 6.53% during the year ended October 31, 2013. Even though market activity is forecasted to be tepid, the European debt crisis appears to be behind us and the Eurozone is slowly coming out of a recession. However, a number of emerging market economies are coming off cyclical peaks and global growth is in low but in positive gear. (IMF Executive Summary October 2013). Although, mediocre global growth has also impacted the price of commodities.

Several themes were implemented within the New Century Portfolios over the year. We began tilting towards active managers and away from passive managers. During a bear market, investors typically flee unstable lower quality stocks. Conversely, these same stocks rally strongly in the initial phase of a market recovery. As the cycle matures, participants approach investing more cautiously and evaluate investments according to fundamentals. Companies with good earnings growth and solid balance sheets typically start to outperform, benefiting active management. As the S&P 500 Index has already garnered 184% since the 2009 market low through October 31, 2013, active management may now come to the forefront. As such, the New Century Capital, Balanced and International Portfolios have begun replacing a number of passive index positions with actively managed mutual funds.

We have also attempted to temper the effects of rising interest rates. Even though the Federal Reserve will not likely begin tapering until the spring of 2014, some investors may anticipate this move. In the period between May and September 2013, the 10-year Treasury yields soared from 1.7% to 3.0% as the word “taper” dominated the headlines. Over the year the Portfolios sold longer duration funds and invested proceeds in strategies that are less impacted by rising interest rates. In fixed income, the Portfolios shifted to shorter durations or funds that have wider investment mandates. In equities, dividend focused mandates were sold in favor of other types of value or more growth-tilted strategies. These trades were most evident in New Century Capital and New Century Balanced Portfolios. Within New Century Alternative Strategies Portfolio, the long/short, arbitrage, global macro styles were seen to be effective themes to employ.

On the international front, we favor developed markets. We believe European stock valuations are below average and could benefit from early cycle dynamics. The Global PMI suggests manufacturing momentum could continue for larger international economies. Emerging markets indexes have suffered under the weight of China’s structural reform and a lower growth mandate, however a recent policy shift has assisted with stabilizing growth. In May, expectations of a “taper” and higher U.S. Treasury yields caused carry trades to unwind, resulting in capital outflows from emerging markets. Over the year, New Century Capital, Balanced and International Portfolios have shifted some exposure away from emerging markets to the developed markets.

For the fiscal year ended October 31, 2013, New Century Capital Portfolio (NCCPX) returned 24.45% vs. 27.18% for the S&P 500 Index, the Portfolio’s benchmark index. This large-cap domestic Portfolio opportunistically invests in smaller-cap, sector and international areas. The Portfolio’s mid- and smaller-cap funds added the most to returns. In a year of strong equity performance, riskier mid- and smaller-cap indexes outperformed large-cap indexes. New Century Capital Portfolio’s growth tilt was also beneficial as some of the largest contributors to performance were funds in the large growth style. The sector group was a minor detractor relative to the benchmark. Healthcare funds were strong performers, but they were offset by commodity-related funds such as gold and energy. Finally, the allocation to international funds served as a drag on performance.

New Century Balanced Portfolio (NCIPX) outperformed the Morningstar Moderate Allocation category for the fiscal year ended October 31, 2013. New Century Balanced Portfolio gained 15.97% vs. 15.85% for the Morningstar Moderate Allocation category. Compared to the Morningstar Moderate Allocation category, the Portfolio’s allocation to stocks vs. bonds, and selection of fixed income sectors explained most of the outperformance. Active fixed income managers with flexible mandates were particularly beneficial to the Portfolio. Similar to the New Century Capital Portfolio, the equity portion’s slight growth tilt was also additive to overall performance.

New Century International Portfolio (NCFPX) finished its fiscal year ended October 31, 2013 with a 17.95% gain. In comparison, the MSCI EAFE Index rallied 26.88% and the MSCI ACWI ex USA Index garnered 20.29%. The latter index is an appropriate benchmark considering the Portfolio’s emerging markets exposure. Meanwhile, the Morningstar Foreign Large Blend category rallied on average by 23.08%. Over the year the Portfolio reduced underperforming emerging markets exposure to slightly below the ACWI benchmark exposure. Further, the Portfolio’s emerging markets and Latin America exposures detracted from the annual performance. In the second half of the year, exposure to Japan was increased in order to capture returns of one of the strongest performing countries in 2013. Overall, New Century International Portfolio is bullish on Europe, long-term optimistic on emerging markets, and neutral on Japan.

New Century Alternative Strategies Portfolio (NCHPX) gained 6.99% vs. the Morningstar Multi-Alternative category’s 3.69% as of October 31, 2013. This four star fund1 has continued to outperform the average fund in its Morningstar category for the one, three, five and ten-year periods ended October 31, 2013. New Century Alternative Strategies Portfolio opportunistically invests among a broad-based portfolio of different alternative asset classes. Over the fiscal year ended October 31, 2013, New Century Alternative Strategies Portfolio mitigated volatility by selling funds in highly correlated strategies and redeploying the proceeds to different sources of alpha. The natural resource category was a detractor, whereas the Portfolio benefited from exposure to the long/short equities, global macro and asset allocation categories. Further, redeployment of assets into better performing funds within categories and timely purchases of discounted closed-end funds after the summer’s market pullback were also beneficial.

As we embark on the 2014 fiscal year, we have positioned New Century Portfolios for the continuation of several trends – better markets for active managers, volatility in interest rates and recovering developed international markets. A significant event in 2014 will likely be the slowing of the Federal Reserve’s Quantitative Easing program. We remain vigilant for opportunities this event may bring.

We appreciate your business and thank you for your trust in New Century Portfolios.

Sincerely,

Nicole M. Tremblay, Esq. President, CEO	Susan K. Arnold Portfolio Manager

Andre M. Fernandes Portfolio Manager	Ronald A. Sugameli Portfolio Manager

1 Morningstar Ratings reflect risk-adjusted performance and are derived from weighted average of the Fund’s 3-, 5- and 10-year (if applicable) Ratings. For the periods ended October 31, 2013, the Portfolio received 4-Stars Overall and for the 3- and 5-year periods among 142, 142 and 87 funds respectively. The Morningstar Ratings formula measures the amount of variation in a fund’s performance and gives more emphasis to downward variations. Ratings are subject to change every month. The top 10% of the funds in the category receive 5 stars; the next 22.5% 4 stars; the next 35% 3 stars; the next 22.5% 2 stars; and the last 10% 1 star.

Investors should take into consideration the investment objectives, risks, charges and expenses of the New Century Portfolios carefully before investing. The prospectus contains these details and other information and should be read carefully before investing. Principal value of an investment will fluctuate and shares when redeemed may be worth more or less than your original investment. Past performance is not indicative of future results. Portfolio and opinions expressed herein are subject to change.

NEW CENTURY CAPITAL PORTFOLIO PERFORMANCE CHARTS (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in New Century Capital Portfolio and S&P 500® Composite Index

	Average Annual Total Returns For Periods Ended October 31, 2013
	1 Year	5 Years	10 Years
New Century Capital Portfolio (a)	24.45%	13.42%	6.53%
S&P 500® Composite Index *	27.18%	15.17%	7.46%

(a)	The total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*
The S&P 500® Composite Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

NEW CENTURY BALANCED PORTFOLIO PERFORMANCE CHARTS (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in New Century Balanced Portfolio, S&P 500® Composite Index and
Barclays U.S. Intermediate Government/Credit Bond Index

	Average Annual Total Returns For Periods Ended October 31, 2013
	1 Year	5 Years	10 Years
New Century Balanced Portfolio (a)	15.97%	11.23%	5.87%
S&P 500® Composite Index *	27.18%	15.17%	7.46%
Barclays U.S. Intermediate Government/Credit Bond Index *	-0.03%	5.37%	4.26%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*
The S&P 500® Composite Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. The Barclays U.S. Intermediate Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Index, and includes Treasuries, government-related issues, and corporate. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

NEW CENTURY INTERNATIONAL PORTFOLIO PERFORMANCE CHARTS (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in New Century International Portfolio and MSCI EAFE Index

	Average Annual Total Returns For Periods Ended October 31, 2013
	1 Year	5 Years	10 Years
New Century International Portfolio (a)	17.95%	10.92%	8.19%
MSCI EAFE Index *	26.88%	11.99%	7.71%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*
The MSCI EAFE (Europe, Australasia and Far East) Index is a free float weighted capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO PERFORMANCE CHARTS (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in New Century Alternative Strategies Portfolio, S&P 500® Composite Index
and Barclays U.S. Intermediate Government/Credit Bond Index

	Average Annual Total Returns For Periods Ended October 31, 2013
	1 Year	5 Years	10 Years
New Century Alternative Strategies Portfolio (a)	6.99%	6.77%	4.76%
S&P 500® Composite Index *	27.18%	15.17%	7.46%
Barclays U.S. Intermediate Government/Credit Bond Index *	-0.03%	5.37%	4.26%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*
The S&P 500® Composite Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. The Barclays U.S. Intermediate Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Index, and includes Treasuries, government-related issues, and corporate. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

NEW CENTURY CAPITAL PORTFOLIO PORTFOLIO INFORMATION (Unaudited) October 31, 2013

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
Wells Fargo Advantage Growth Fund - Administrator Class	6.6%
Vanguard Dividend Growth Fund - Investor Shares	6.4%
MFS Growth Fund - Class I	6.2%
Putnam Equity Income Fund - Class Y	5.2%
Vanguard 500 Index Fund - Signal Shares	5.0%
iShares S&P 500 Value Index Fund	4.4%
iShares Dow Jones U.S. Energy Sector Index Fund	4.0%
iShares Core S&P 500 ETF	3.9%
Gabelli Asset Fund (The) - Class I	3.9%
Fidelity Select Health Care Portfolio	3.7%

NEW CENTURY CAPITAL PORTFOLIO SCHEDULE OF INVESTMENTS October 31, 2013

INVESTMENT COMPANIES — 99.2%	Shares	Value
Large-Cap Funds — 63.0%
American Funds AMCAP Fund - Class A	141,961	$3,893,982
Columbia Dividend Opportunity Fund - Class A	290,005	3,013,155
Gabelli Asset Fund (The) - Class I	67,398	4,414,538
iShares Core S&P 500 ETF (a)	25,050	4,426,335
iShares Russell 1000 Index Fund (a)	40,000	3,930,800
iShares S&P 500 Growth Index Fund (a)	41,800	3,911,644
iShares S&P 500 Value Index Fund (a)	60,800	4,970,400
JPMorgan Value Advantage Fund - Institutional Class	118,250	3,153,725
MFS Equity Opportunities Fund - Class I	58,571	1,500,000
MFS Growth Fund - Class I (b)	107,775	7,008,605
Putnam Equity Income Fund - Class Y	279,505	5,858,419
RidgeWorth Large Cap Value Equity Fund - I Shares	110,620	1,993,363
Vanguard 500 Index Fund - Signal Shares	42,217	5,654,179
Vanguard Dividend Growth Fund - Investor Shares	353,316	7,274,771
Weitz Partners Value Fund (b)	88,133	2,724,205
Wells Fargo Advantage Growth Fund - Administrator Class (b)	137,143	7,398,888
		71,127,009
Sector Funds — 13.9%
Fidelity Select Health Care Portfolio	22,045	4,139,569
iShares Dow Jones U.S. Energy Sector Index Fund (a)	91,400	4,487,740
Ivy Science and Technology Fund - Class I (b)	51,869	2,735,594
PowerShares Dynamic Pharmaceuticals Portfolio (a)	67,000	3,208,630
SPDR Gold Trust (a) (b) (c)	9,000	1,149,660
		15,721,193
Mid-Cap Funds — 9.0%
iShares S&P MidCap 400 Growth Index Fund (a)	12,600	1,808,730
iShares S&P MidCap 400 Value Index Fund (a)	31,600	3,557,212
Putnam Equity Spectrum Fund - Class Y	50,518	1,980,298
SPDR S&P MidCap 400 ETF Trust (a)	11,702	2,744,353
		10,090,593
International Funds — 8.8%
Aberdeen Emerging Markets Fund - Institutional Class	84,636	1,295,781
Harding, Loevner International Equity Portfolio - Institutional Class	109,470	1,967,181
Oppenheimer Developing Markets Fund - Class Y	41,942	1,587,927
Oppenheimer International Growth Fund - Class Y	104,350	3,875,564
Wells Fargo Advantage Intrinsic World Equity Fund - Administrator Class	52,549	1,146,085
		9,872,538

See accompanying notes to financial statements.

NEW CENTURY CAPITAL PORTFOLIO SCHEDULE OF INVESTMENTS (Continued)

INVESTMENT COMPANIES — 99.2% (Continued)	Shares	Value
Small-Cap Funds — 4.5%
Brown Capital Management Small Company Fund - Institutional Class (b)	15,316	$1,109,053
iShares S&P SmallCap 600 Growth Index Fund (a)	15,200	1,706,048
iShares S&P SmallCap 600 Value Index Fund (a)	21,800	2,305,132
		5,120,233

Total Investment Companies (Cost $75,551,537)		$111,931,566

MONEY MARKET FUNDS — 2.3%	Shares	Value
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.06% (d) (Cost $2,544,729)	2,544,729	$2,544,729

Total Investments at Value — 101.5% (Cost $78,096,266)		$114,476,295

Liabilities in Excess of Other Assets — (1.5%)		(1,648,151)

Net Assets — 100.0%		$112,828,144

(a)	Exchange-traded fund.

(b)	Non-income producing security.

(c)	For federal income tax purposes, structured as a grantor trust.

(d)	The rate shown is the 7-day effective yield as of October 31, 2013.

See accompanying notes to financial statements.

NEW CENTURY BALANCED PORTFOLIO PORTFOLIO INFORMATION (Unaudited) October 31, 2013

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
Loomis Sayles Bond Fund - Institutional Class	7.7%
First Eagle Global Fund - Class A	7.4%
Wells Fargo Advantage Growth Fund - Administrator Class	6.3%
iShares Core S&P 500 ETF	6.0%
SPDR S&P MidCap 400 ETF Trust	5.9%
Harding, Loevner International Equity Portfolio - Institutional Class	5.8%
Templeton Global Bond Fund - Class A	5.7%
Dodge & Cox Income Fund	5.2%
American Funds AMCAP Fund - Class A	4.8%
JPMorgan Value Advantage Fund - Institutional Class	4.4%

NEW CENTURY BALANCED PORTFOLIO SCHEDULE OF INVESTMENTS October 31, 2013

INVESTMENT COMPANIES — 98.3%	Shares	Value
Large-Cap Funds — 25.2%
American Funds AMCAP Fund - Class A	124,832	$3,424,145
iShares Core S&P 500 ETF (a)	24,400	4,311,480
John Hancock Disciplined Value Fund - Class I	148,176	2,636,053
JPMorgan Value Advantage Fund - Institutional Class	117,463	3,132,733
Wells Fargo Advantage Growth Fund - Administrator Class (b)	83,207	4,488,999
		17,993,410
Fixed Income/Multi-Sector Bond Funds — 18.5%
Dodge & Cox Income Fund	270,183	3,685,300
Loomis Sayles Bond Fund - Institutional Class	359,252	5,507,334
PIMCO Income Fund - Institutional Class	201,604	2,495,861
Vanguard Intermediate-Term Investment-Grade Fund - Admiral Shares	154,362	1,526,640
		13,215,135
Sector Funds — 14.3%
Consumer Staples Select Sector SPDR Fund (a)	67,300	2,850,155
Fidelity Select Health Care Portfolio	13,918	2,613,598
iShares Dow Jones U.S. Energy Sector Index Fund (a)	46,500	2,283,150
Oppenheimer MLP Select 40 Fund - Institutional Class (b)	147,755	1,802,615
SPDR Gold Trust (a) (b) (c)	5,300	677,022
		10,226,540
International Funds — 13.2%
First Eagle Global Fund - Class A	95,582	5,249,367
Harding, Loevner International Equity Portfolio - Institutional Class	231,605	4,161,946
		9,411,313
Worldwide Bond Funds — 8.1%
Loomis Sayles Global Bond Fund - Institutional Class	100,018	1,670,298
Templeton Global Bond Fund - Class A	312,494	4,106,164
		5,776,462
High Yield Bond Funds — 5.9%
Loomis Sayles Institutional High Income Fund	277,329	2,348,974
Oppenheimer Senior Floating Rate Fund - Class A	222,944	1,870,503
		4,219,477
Mid-Cap Funds — 5.9%
SPDR S&P MidCap 400 ETF Trust (a)	17,980	4,216,670

Small-Cap Funds — 4.5%
Brown Capital Management Small Company Fund - Institutional Class (b)	7,079	512,601
iShares S&P SmallCap 600 Growth Index Fund (a)	8,100	909,144
iShares S&P SmallCap 600 Value Index Fund (a)	17,200	1,818,728
		3,240,473

See accompanying notes to financial statements.

NEW CENTURY BALANCED PORTFOLIO SCHEDULE OF INVESTMENTS (Continued)

INVESTMENT COMPANIES — 98.3% (Continued)	Shares	Value
Convertible Bond Funds — 2.7%
Allianz AGIC Convertible Fund - Institutional Shares	56,647	$1,927,122

Total Investment Companies (Cost $53,304,339)		$70,226,602

MONEY MARKET FUNDS — 1.9%	Shares	Value
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.06% (d) (Cost $1,338,159)	1,338,159	$1,338,159

Total Investments at Value — 100.2% (Cost $54,642,498)		$71,564,761

Liabilities in Excess of Other Assets — (0.2%)		(107,769)

Net Assets — 100.0%		$71,456,992

(a)	Exchange-traded fund.

(b)	Non-income producing security.

(c)	For federal income tax purposes, structured as a grantor trust.

(d)	The rate shown is the 7-day effective yield as of October 31, 2013.

See accompanying notes to financial statements.

NEW CENTURY INTERNATIONAL PORTFOLIO PORTFOLIO INFORMATION (Unaudited) October 31, 2013

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
Columbia European Equity Fund - Class A	7.3%
Matthews Japan Fund - Institutional Class	7.0%
iShares MSCI Germany Index Fund	6.4%
Franklin Mutual European Fund - Class A	6.3%
Harding, Loevner International Equity Portfolio- Institutional Class	6.0%
Oakmark International Fund - Class I	6.0%
Matthews Pacific Tiger Fund - Investor Class	5.6%
iShares MSCI Switzerland Index Fund	5.4%
iShares MSCI United Kingdom Index Fund	5.1%
Vanguard MSCI Europe ETF	5.0%

NEW CENTURY INTERNATIONAL PORTFOLIO SCHEDULE OF INVESTMENTS October 31, 2013

INVESTMENT COMPANIES — 99.4%	Shares	Value
Europe Funds — 38.7%
Columbia European Equity Fund - Class A	605,650	$4,572,660
Franklin Mutual European Fund - Class A	155,037	3,931,742
iShares MSCI Germany Index Fund (a)	137,000	4,020,950
iShares MSCI Sweden Index Fund (a)	58,000	1,983,020
iShares MSCI Switzerland Index Fund (a)	105,600	3,401,376
iShares MSCI United Kingdom Index Fund (a)	156,546	3,185,711
Vanguard MSCI Europe ETF (a)	55,200	3,134,256
		24,229,715
Diversified Funds — 28.1%
Columbia Acorn International Select Fund - Class A	68,807	1,977,517
Harbor International Fund - Institutional Class	16,993	1,202,914
Harding, Loevner International Equity Portfolio - Institutional Class	210,638	3,785,163
iShares MSCI EAFE Growth Index Fund (a)	10,900	761,801
iShares MSCI EAFE Value Index Fund (a)	11,800	667,644
iShares S&P Global Energy Sector Index Fund (a)	22,400	958,272
MFS International Value Fund - Class I	34,470	1,208,875
Oakmark International Fund - Class I	140,788	3,761,848
Oppenheimer International Growth Fund - Class Y	26,995	1,002,598
Templeton Institutional Funds - Foreign Smaller Companies Series	103,413	2,282,337
		17,608,969
Asia/Pacific Funds — 24.8%
iShares MSCI Australia Index Fund (a)	42,500	1,133,475
iShares MSCI Pacific ex-Japan Index Fund (a)	49,700	2,471,084
Matthews China Dividend Fund - Investor Class	83,403	1,116,764
Matthews Japan Fund - Institutional Class	268,349	4,382,135
Matthews Pacific Tiger Fund - Investor Class	136,891	3,516,723
WisdomTree Japan Hedged Equity Fund (a)	61,700	2,941,856
		15,562,037
Emerging Markets Funds — 4.4%
Aberdeen Emerging Markets Fund - Institutional Class	89,510	1,370,395
Vanguard MSCI Emerging Markets ETF (a)	33,200	1,390,084
		2,760,479
Americas Funds — 3.4%
Fidelity Canada Fund	11,611	670,289
JPMorgan Latin America Fund - Select Class	78,740	1,466,929
		2,137,218

Total Investment Companies (Cost $45,130,012)		$62,298,418

See accompanying notes to financial statements.

NEW CENTURY INTERNATIONAL PORTFOLIO SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 0.4%	Shares	Value
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.06% (b) (Cost $278,696)	278,696	$278,696

Total Investments at Value — 99.8% (Cost $45,408,708)		$62,577,114

Other Assets in Excess of Liabilities — 0.2%		130,427

Net Assets — 100.0%		$62,707,541

(a)	Exchange-traded fund.

(b)	The rate shown is the 7-day effective yield as of October 31, 2013.

See accompanying notes to financial statements.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO PORTFOLIO INFORMATION (Unaudited) October 31, 2013

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
Touchstone Merger Arbitrage Fund - Institutional Shares	7.7%
MainStay Marketfield Fund - Class I	7.2%
Calamos Market Neutral Income Fund - Class A	5.5%
First Eagle Global Fund - Class A	5.2%
FPA Crescent Fund	5.1%
Wasatch Long/Short Fund	4.6%
Berwyn Income Fund	4.5%
361 Managed Futures Strategy Fund - Class I	4.0%
Templeton Global Bond Fund - Class A	3.6%
TFS Market Neutral Fund	3.6%

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO SCHEDULE OF INVESTMENTS October 31, 2013

INVESTMENT COMPANIES — 93.9%	Shares	Value
Long/Short Equity Funds — 22.5%
BlackRock Emerging Markets Long/Short Equity Fund - Institutional Shares	182,127	$1,966,972
MainStay Marketfield Fund - Class I (b)	492,754	8,928,708
Robeco Boston Partners Long/Short Research Fund - Institutional Class	176,196	2,440,310
TFS Market Neutral Fund (b)	276,049	4,469,226
Wasatch Long/Short Fund (b)	350,729	5,730,906
Weitz Partners III Opportunity Fund - Institutional Class (b)	265,916	4,236,044
		27,772,166
Arbitrage Funds — 16.2%
Arbitrage Fund (The) - Class I	9,885	127,127
Calamos Market Neutral Income Fund - Class A	520,897	6,818,546
Gabelli ABC Fund - Advisor Class	166,667	1,718,333
Merger Fund (The)	106,557	1,733,683
Touchstone Merger Arbitrage Fund - Institutional Shares	858,648	9,556,755
		19,954,444
Global Macro Funds — 16.1%
BlackRock Global Allocation Fund - Class A	79,253	1,730,887
Eaton Vance Global Macro Absolute Return Advantage Fund - Class I	177,690	1,707,601
First Eagle Global Fund - Class A	116,324	6,388,493
Ivy Asset Strategy Fund - Class A	105,638	3,205,063
John Hancock Global Absolute Return Strategies Fund - Class I	283,546	3,121,847
Mutual Global Discovery Fund - Class Z	108,098	3,741,288
		19,895,179
Asset Allocation Funds — 9.6%
Berwyn Income Fund	372,500	5,494,372
FPA Crescent Fund	191,266	6,309,858
		11,804,230
High Yield/Fixed Income Funds — 9.3%
Aberdeen Asia-Pacific Income Fund, Inc. (d)	210,000	1,352,400
Blackrock Credit Allocation Income Trust (d)	100,000	1,297,000
Ivy High Income Fund - Class A	221,335	1,941,107
PIMCO Income Fund - Institutional Class	197,692	2,447,424
Templeton Global Bond Fund - Class A	341,723	4,490,238
		11,528,169
Natural Resources Funds — 7.4%
Market Vectors Gold Miners ETF (a)	43,000	1,079,730
Oppenheimer MLP Select 40 Fund - Institutional Class (b)	127,657	1,557,417
PIMCO CommodityRealReturn Strategy Fund - Class A	270,051	1,504,181
RS Global Natural Resources Fund - Class A (b)	25,949	981,642
SPDR Gold Trust (a) (b) (c)	10,500	1,341,270
Tortoise MLP & Pipeline Fund - Institutional Class	120,166	1,836,144

See accompanying notes to financial statements.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO SCHEDULE OF INVESTMENTS (Continued)

INVESTMENT COMPANIES — 93.9% (Continued)	Shares	Value
Natural Resources Funds — 7.4% (Continued)
Vanguard Precious Metals and Mining Fund - Investor Shares	73,522	$791,828
		9,092,212
Real Estate Funds — 6.1%
CBRE Clarion Global Real Estate Income Fund (d)	100,000	837,000
ING Global Real Estate Fund - Class I	157,454	2,968,009
Vanguard REIT ETF (a)	54,000	3,732,480
		7,537,489
Managed Futures Funds — 5.0%
361 Managed Futures Strategy Fund - Class I (b)	429,271	4,940,905
MutualHedge Frontier Legends Fund - Class I (b)	137,597	1,254,888
		6,195,793
Option Hedged Funds — 1.7%
BlackRock Enhanced Capital & Income Fund (d)	50,000	676,000
BlackRock Enhanced Equity Dividend Trust (d)	90,000	694,800
Gateway Fund - Class A	24,885	710,717
		2,081,517

Total Investment Companies (Cost $99,254,215)		$115,861,199

STRUCTURED NOTES — 3.9%	Par Value	Value
JPMorgan Chase & Co., Return Note Linked to JPMorgan ETF Efficiente 5 PR Index, due 06/23/2014	$1,500,000	$1,518,450
JPMorgan Chase & Co., Return Note Linked to the JPMorgan Strategic Volatility Dynamic Index (Series 1), due 09/30/2014 (b)	1,500,000	1,284,150
RBC Capital Markets, Absolute Return Barrier Equity Security Linked Note, due 05/15/2014 (b)	1,600,000	2,067,360

Total Structured Notes (Cost $4,600,000)		$4,869,960

See accompanying notes to financial statements.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 2.8%	Shares	Value
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.06% (e) (Cost $3,478,464)	3,478,464	$3,478,464

Total Investments at Value — 100.6% (Cost $107,332,679)		$124,209,623

Liabilities in Excess of Other Assets — (0.6%)		(799,086)

Net Assets — 100.0%		$123,410,537

(a)	Exchange-traded fund.

(b)	Non-income producing security.

(c)	For federal income tax purposes, structured as a grantor trust.

(d)	Closed-end fund.

(e)	The rate shown is the 7-day effective yield as of October 31, 2013.

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS STATEMENTS OF ASSETS AND LIABILITIES October 31, 2013

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
ASSETS
Investments in securities:
At acquisition cost	$78,096,266	$54,642,498	$45,408,708	$107,332,679
At value (Note 1A)	$114,476,295	$71,564,761	$62,577,114	$124,209,623
Dividends receivable	36	22,441	10	20,237
Receivable for investment securities sold	—	—	200,000	—
Receivable for capital shares sold	3,550	2,656	1,601	374,177
Other assets	5,462	3,509	3,002	6,318
TOTAL ASSETS	114,485,343	71,593,367	62,781,727	124,610,355

LIABILITIES
Payable for investment securities purchased	1,500,000	17,742	—	1,080,944
Payable for capital shares redeemed	27,156	37,301	—	16,496
Payable to Adviser (Note 2)	95,004	61,773	54,376	80,341
Payable to Distributor (Note 3)	23,000	11,500	13,000	11,500
Other accrued expenses and liabilities	12,039	8,059	6,810	10,537
TOTAL LIABILITIES	1,657,199	136,375	74,186	1,199,818

NET ASSETS	$112,828,144	$71,456,992	$62,707,541	$123,410,537

Net assets consist of:
Paid-in capital	$66,921,762	$50,504,666	$40,898,512	$113,325,197
Accumulated undistributed net investment income (loss)	—	185,621	361,321	(233,684)
Accumulated undistributed net realized gains (losses) on investments	9,526,353	3,844,442	4,279,302	(6,557,920)
Net unrealized appreciation on investments	36,380,029	16,922,263	17,168,406	16,876,944
Net assets	$112,828,144	$71,456,992	$62,707,541	$123,410,537

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	5,422,521	4,284,965	3,860,191	9,476,451

Net asset value, offering price and redemption price per share (a)	$20.81	$16.68	$16.24	$13.02

(a)	Redemption price may differ from the net asset value per share depending upon the length of time held (Note 1B).

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS STATEMENTS OF OPERATIONS For the Year Ended October 31, 2013

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
INVESTMENT INCOME
Dividends	$1,462,706	$1,771,790	$1,262,611	$1,791,873
Interest	—	—	—	43,071
Total investment income	1,462,706	1,771,790	1,262,611	1,834,944

EXPENSES
Investment advisory fees (Note 2)	1,008,864	681,529	600,445	907,545
Distribution costs (Note 3)	239,677	128,113	107,550	218,046
Accounting fees	46,239	38,528	36,829	49,575
Administration fees (Note 2)	37,891	26,659	24,001	43,893
Legal and audit fees	29,153	22,852	21,113	35,110
Trustees’ fees and expenses (Note 2)	30,416	20,033	17,780	35,683
Transfer agent fees	24,638	21,119	20,386	25,857
Custody and bank service fees	19,907	14,962	14,624	22,175
Postage & supplies	9,755	5,277	5,370	7,744
Insurance expense	7,646	5,472	4,621	9,700
Other expenses	12,405	9,491	9,196	12,243
Total expenses	1,466,591	974,035	861,915	1,367,571

NET INVESTMENT INCOME (LOSS)	(3,885)	797,755	400,696	467,373

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains on investments	10,120,888	4,244,536	7,854,026	1,535,433
Capital gain distributions from regulated investment companies	440,532	432,660	225,293	889,507
Net change in unrealized appreciation (depreciation) on investments	11,827,607	4,608,660	1,406,537	5,147,864

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	22,389,027	9,285,856	9,485,856	7,572,804

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,385,142	$10,083,611	$9,886,552	$8,040,177

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS STATEMENTS OF CHANGES IN NET ASSETS

	New Century Capital Portfolio		New Century Balanced Portfolio
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
FROM OPERATIONS
Net investment income (loss)	$(3,885)	$(47,114)	$797,755	$783,443
Net realized gains from security transactions	10,120,888	3,780,693	4,244,536	1,615,147
Capital gain distributions from regulated investment companies	440,532	400,834	432,660	396,073
Net change in unrealized appreciation (depreciation) on investments	11,827,607	4,043,331	4,608,660	2,640,566
Net increase in net assets from operations	22,385,142	8,177,744	10,083,611	5,435,229

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income (Note 1E)	—	—	(794,645)	(828,337)
From net realized gains on security transactions (Note 1E)	(4,174,787)	(497,600)	—	—
Decrease in net assets from distributions to shareholders	(4,174,787)	(497,600)	(794,645)	(828,337)

FROM CAPITAL SHARE TRANSACTIONS
Net assets received in conjunction with fund merger (Note 1)	12,773,191	—	—	—
Proceeds from shares sold	3,510,261	2,037,610	2,946,146	2,998,862
Proceeds from redemption fees collected (Note 1B)	724	—	1	545
Net asset value of shares issued in reinvestment of distributions to shareholders	4,040,782	476,833	768,274	792,109
Payments for shares redeemed	(13,370,844)	(11,132,882)	(8,371,973)	(6,155,077)
Net increase (decrease) in net assets from capital share transactions	6,954,114	(8,618,439)	(4,657,552)	(2,363,561)

TOTAL INCREASE (DECREASE) IN NET ASSETS	25,164,469	(938,295)	4,631,414	2,243,331

NET ASSETS
Beginning of year	87,663,675	88,601,970	66,825,578	64,582,247
End of year	$112,828,144	$87,663,675	$71,456,992	$66,825,578

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$—	$(47,114)	$185,621	$182,511

CAPITAL SHARE ACTIVITY
Shares issued in conjunction with fund merger (Note 1)	708,515	—	—	—
Shares sold	191,859	119,985	193,485	215,916
Shares reinvested	236,580	29,877	52,478	59,467
Shares redeemed	(708,926)	(656,370)	(552,033)	(437,060)
Net increase (decrease) in shares outstanding	428,028	(506,508)	(306,070)	(161,677)
Shares outstanding, beginning of year	4,994,493	5,501,001	4,591,035	4,752,712
Shares outstanding, end of year	5,422,521	4,994,493	4,284,965	4,591,035

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS STATEMENTS OF CHANGES IN NET ASSETS

	New Century International Portfolio		New Century Alternative Strategies Portfolio
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
FROM OPERATIONS
Net investment income	$400,696	$603,454	$467,373	$1,335,732
Net realized gains from security transactions	7,854,026	993,696	1,535,433	2,581,537
Capital gain distributions from regulated investment companies	225,293	99,741	889,507	654,879
Net change in unrealized appreciation (depreciation) on investments	1,406,537	835,231	5,147,864	1,345,836
Net increase in net assets from operations	9,886,552	2,532,122	8,040,177	5,917,984

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income (Note 1E)	(642,497)	(434,898)	(668,997)	(1,636,766)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,276,174	1,830,688	15,300,515	14,278,169
Proceeds from redemption fees collected (Note 1B)	3	179	2,722	5,870
Net asset value of shares issued in reinvestment of distributions to shareholders	631,930	429,919	656,678	1,604,814
Payments for shares redeemed	(6,710,756)	(8,354,017)	(17,192,246)	(17,739,389)
Net decrease in net assets from capital share transactions	(3,802,649)	(6,093,231)	(1,232,331)	(1,850,536)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,441,406	(3,996,007)	6,138,849	2,430,682

NET ASSETS
Beginning of year	57,266,135	61,262,142	117,271,688	114,841,006
End of year	$62,707,541	$57,266,135	$123,410,537	$117,271,688

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$361,321	$603,122	$(233,684)	$(32,060)

CAPITAL SHARE ACTIVITY
Shares sold	152,928	137,479	1,205,497	1,195,574
Shares reinvested	43,581	33,852	53,258	139,792
Shares redeemed	(449,438)	(624,997)	(1,360,199)	(1,492,107)
Net decrease in shares outstanding	(252,929)	(453,666)	(101,444)	(156,741)
Shares outstanding, beginning of year	4,113,120	4,566,786	9,577,895	9,734,636
Shares outstanding, end of year	3,860,191	4,113,120	9,476,451	9,577,895

See accompanying notes to financial statements.

NEW CENTURY CAPITAL PORTFOLIO FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2013	2012	2011		2010	2009
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$17.55	$16.11	$15.41		$13.26	$11.76

Income (loss) from investment operations:
Net investment income (loss)	(0.00)	(0.01)	(0.04)		(0.03)	0.03
Net realized and unrealized gains on investments	4.11	1.54	0.74		2.21	1.50
Total from investment operations	4.11	1.53	0.70		2.18	1.53

Less distributions:
Distributions from net investment income	—	—	—		(0.03)	(0.03)
Distributions from net realized gains	(0.85)	(0.09)	—		—	—
Total distributions	(0.85)	(0.09)	—		(0.03)	(0.03)

Proceeds from redemption fees collected	0.00 (a)	—	—		0.00 (a)	0.00 (a)

Net asset value, end of year	$20.81	$17.55	$16.11		$15.41	$13.26

TOTAL RETURN (b)	24.45%	9.57%	4.54%		16.47%	13.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$112,828	$87,664	$88,602		$93,266	$85,000

Ratio of expenses to average net assets (c)	1.43%	1.46%	1.42%		1.40%	1.41%

Ratio of net investment income (loss) to average net assets (c) (d)	(0.00% )	(0.05% )	(0.25%	)	(0.20% )	0.27%

Portfolio turnover	28%	7%	60%		10%	4%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)
The ratios of expenses and net investment income (loss) to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests (Note 2).

(d)	Recognition of net investment income (loss) by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests (Note 2).

See accompanying notes to financial statements.

NEW CENTURY BALANCED PORTFOLIO FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2013		2012		2011		2010	2009
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$14.56		$13.59		$13.22		$11.93	$10.54

Income from investment operations:
Net investment income	0.18		0.17		0.20		0.15	0.22
Net realized and unrealized gains on investments	2.12		0.97		0.37		1.30	1.39
Total from investment operations	2.30		1.14		0.57		1.45	1.61

Less distributions:
Distributions from net investment income	(0.18)		(0.17)		(0.20)		(0.16)	(0.22)

Proceeds from redemption fees collected	0.00	(a)	0.00	(a)	0.00	(a)	—	—

Net asset value, end of year	$16.68		$14.56		$13.59		$13.22	$11.93

TOTAL RETURN (b)	15.97%		8.54%		4.29%		12.23%	15.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$71,457		$66,826		$64,582		$64,880	$61,578

Ratio of expenses to average net assets (c)	1.43%		1.45%		1.43%		1.44%	1.45%

Ratio of net investment income to average net assets (c) (d)	1.17%		1.18%		1.39%		1.20%	2.07%

Portfolio turnover	21%		13%		17%		7%	13%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)
The ratios of expenses and net investment income to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests (Note 2).

(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests (Note 2).

See accompanying notes to financial statements.

NEW CENTURY INTERNATIONAL PORTFOLIO FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2013		2012		2011	2010		2009
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$13.92		$13.41		$14.53	$12.70		$10.08

Income (loss) from investment operations:
Net investment income	0.11		0.15		0.10	0.09		0.13
Net realized and unrealized gains (losses) on investments	2.37		0.46		(1.14)	1.82		2.61
Total from investment operations	2.48		0.61		(1.04)	1.91		2.74

Less distributions:
Distributions from net investment income	(0.16)		(0.10)		(0.08)	(0.08)		(0.12)

Proceeds from redemption fees collected	0.00	(a)	0.00	(a)	0.00 (a)	0.00	(a)	0.00	(a)

Net asset value, end of year	$16.24		$13.92		$13.41	$14.53		$12.70

TOTAL RETURN (b)	17.95%		4.60%		(7.22% )	15.07%		27.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$62,708		$57,266		$61,262	$68,947		$89,449

Ratios of expenses to average net assets (c)	1.43%		1.50%		1.46%	1.45%		1.44%

Ratios of net investment income to average net assets (c) (d)	0.67%		1.03%		0.63%	0.57%		1.23%

Portfolio turnover	32%		4%		13%	4%		11%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)
The ratios of expenses and net investment income to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests (Note 2).

(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests (Note 2).

See accompanying notes to financial statements.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2013		2012		2011	2010		2009
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$12.24		$11.80		$11.87	$11.11		$10.14

Income (loss) from investment operations:
Net investment income	0.05		0.14		0.17	0.08		0.14
Net realized and unrealized gains (losses) on investments	0.80		0.47		(0.09)	0.83		1.15
Total from investment operations	0.85		0.61		0.08	0.91		1.29

Less distributions:
Distributions from net investment income	(0.07)		(0.17)		(0.15)	(0.15)		(0.32)

Proceeds from redemption fees collected	0.00	(a)	0.00	(a)	0.00 (a)	0.00	(a)	0.00	(a)

Net asset value, end of year	$13.02		$12.24		$11.80	$11.87		$11.11

TOTAL RETURN (b)	6.99%		5.26%		0.62%	8.21%		13.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$123,411		$117,272		$114,841	$135,287		$139,168

Ratio of expenses to average net assets (c)	1.13%		1.11%		1.09%	1.10%		1.06%

Ratio of net investment income to average net assets (c) (d)	0.39%		1.15%		1.48%	0.74%		1.46%

Portfolio turnover	25%		32%		31%	22%		27%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)
The ratios of expenses and net investment income to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests (Note 2).

(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests (Note 2).

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS October 31, 2013

(1)	SIGNIFICANT ACCOUNTING POLICIES

New Century Portfolios (“New Century”) is organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and currently offers shares of four series: New Century Capital Portfolio, New Century Balanced Portfolio, New Century International Portfolio and New Century Alternative Strategies Portfolio (together, the “Portfolios” and each, a “Portfolio”). New Century Capital Portfolio and New Century Balanced Portfolio commenced operations on January 31, 1989. New Century International Portfolio commenced operations on November 1, 2000, and New Century Alternative Strategies Portfolio commenced operations on May 1, 2002.

Weston Financial Group, Inc. (the “Adviser”), a wholly-owned subsidiary of The Washington Trust Company, serves as the investment adviser to each Portfolio. Weston Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Washington Trust Bancorp, Inc., serves as the distributor and principal underwriter to each Portfolio.

On February 28, 2013, New Century Capital Portfolio consummated a tax-free merger with New Century Opportunistic Portfolio, a former series of New Century. Pursuant to the terms of the merger agreement, each share of New Century Opportunistic Portfolio was converted into an equivalent dollar amount of shares of New Century Capital Portfolio, based on each Portfolio’s respective net asset value as of February 28, 2013 ($11.52 and $18.03, respectively), resulting in each share of New Century Opportunistic Portfolio receiving 0.638960 shares of New Century Capital Portfolio. New Century Capital Portfolio issued 708,515 shares to shareholders of New Century Opportunistic Portfolio. Net assets of New Century Capital and New Century Opportunistic Portfolios as of the merger date were $92,126,682 and $12,773,191, respectively, including unrealized appreciation on investments of $26,607,892 and $3,792,313, respectively. In addition, New Century Opportunistic Portfolio’s net assets included accumulated net realized capital losses on investments of $1,123,635. Total net assets of New Century Capital Portfolio immediately after the merger were $104,899,873.

The investment objective of New Century Capital Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk. This Portfolio seeks to achieve its objective by investing primarily in shares of other registered investment companies, including exchange traded funds (“ETFs”), that emphasize investments in equity securities (domestic and foreign).

The investment objective of New Century Balanced Portfolio is to provide income, with a secondary objective to provide capital growth, while managing risk. This Portfolio seeks to achieve its objective by investing primarily in shares of other registered investment companies, including ETFs, that emphasize investments in equity securities (domestic

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2013

and foreign), fixed income (domestic and foreign), or in a composite of such securities. This Portfolio maintains at least 25% of its assets in fixed income securities by selecting registered investment companies that invest in such securities.

The investment objective of New Century International Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk. This Portfolio seeks to achieve its objective by investing primarily in shares of registered investment companies, including ETFs, that emphasize investments in equity and fixed income securities (foreign, worldwide, emerging markets and domestic).

The investment objective of New Century Alternative Strategies Portfolio is to provide long-term capital appreciation, with a secondary objective to earn income, while managing risk. This Portfolio seeks to achieve its objective by investing primarily in shares of other registered investment companies, including ETFs, and closed-end funds, that emphasize alternative strategies.

The price of shares of each Portfolio fluctuates daily and there is no assurance that the Portfolios will be successful in achieving their stated investment objectives.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.	Investment Valuation

Investments in shares of other open-end investment companies are valued at their net asset value as reported by such companies. The net asset value as reported by open-end investment companies may be based on fair value pricing; to understand the fair value pricing process used by such companies, consult their most current prospectus. The Portfolios may also invest in closed-end investment companies, exchange-traded funds, and to a certain extent, directly in securities when the Adviser deems it appropriate. Investments in closed-end investment companies, exchange-traded funds and direct investments in securities are valued at market prices, as described in the paragraph below.

Investments in securities traded on a national securities exchange or included in NASDAQ are generally valued at the last reported sales price, the closing price or the official closing price; and securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Other assets and securities for which no quotations are readily available or for which quotations the Adviser believes do not reflect market value are valued at their fair value as determined in good faith by the Adviser under the procedures established by the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Factors considered

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2013

in determining the value of portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; thinness of market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading. Short term investments (those with remaining maturities of 60 days or less) may be valued at amortized cost which approximates market value.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolios’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

For example, Structured Notes held by the New Century Alternative Strategies Portfolio are typically classified as Level 2 since the values for such securities are customarily based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities, underlying index values and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level of the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Portfolio’s investments by security type as of October 31, 2013:

New Century Capital Portfolio
	Level 1	Level 2	Level 3	Total
Investment Companies	$111,931,566	$—	$—	$111,931,566
Money Market Funds	2,544,729	—	—	2,544,729
Total	$114,476,295	$—	$—	$114,476,295

New Century Balanced Portfolio
	Level 1	Level 2	Level 3	Total
Investment Companies	$70,226,602	$—	$—	$70,226,602
Money Market Funds	1,338,159	—	—	1,338,159
Total	$71,564,761	$—	$—	$71,564,761

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2013

New Century International Portfolio
	Level 1	Level 2	Level 3	Total
Investment Companies	$62,298,418	$—	$—	$62,298,418
Money Market Funds	278,696	—	—	278,696
Total	$62,577,114	$—	$—	$62,577,114

New Century Alternative Strategies Portfolio
	Level 1	Level 2	Level 3	Total
Investment Companies	$115,861,199	$—	$—	$115,861,199
Structured Notes	—	4,869,960	—	4,869,960
Money Market Funds	3,478,464	—	—	3,478,464
Total	$119,339,663	$4,869,960	$—	$124,209,623

Refer to each Portfolio’s schedule of investments for a listing of the securities valued using Level 1 and Level 2 inputs. As of October 31, 2013, the Portfolios did not have any transfers in and out of any Level. In addition, the Portfolios did not have derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of October 31, 2013. It is the Portfolios’ policy to recognize transfers into and out of any Level at the end of the reporting period.

B.	Share Valuation

The net asset value per share of each Portfolio is calculated daily by dividing the total value of each Portfolio’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Portfolio is equal to the net asset value per share, except that shares of each Portfolio are subject to a redemption fee of 2% if redeemed within 30 days of the date of purchase. This redemption fee applies to all shareholders and accounts; however, each Portfolio reserves the right to waive such redemption fees on employer sponsored retirement accounts. No redemption fee is imposed on the exchange of shares among the various Portfolios of the Trust, the redemption of shares representing reinvested dividends or capital gain distributions, or on amounts representing capital appreciation of shares. During the years ended October 31, 2013 and 2012, proceeds from redemption fees totaled $724 and $0, respectively, for New Century Capital Portfolio, $1 and $545, respectively, for New Century Balanced Portfolio, $3 and $179, respectively, for New Century International Portfolio and $2,722 and $5,870, respectively, for New Century Alternative Strategies Portfolio. Any redemption fees collected are credited to paid-in capital of the applicable Portfolio.

C.	Investment Transactions

Investment transactions are recorded on a trade date basis for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification method.

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2013

D.	Income Recognition

Interest, if any, is accrued on portfolio investments daily. Dividend income and capital gain distributions are recorded on the ex-dividend date or as soon as the information is available if after the ex-date.

E.	Distributions to Shareholders

Dividends arising from net investment income, if any, are declared and paid semi-annually to shareholders of New Century Balanced and New Century Alternative Strategies Portfolios. Dividends from net investment income, if any, are declared and paid annually to shareholders of New Century Capital and New Century International Portfolios. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
New Century Capital Portfolio
October 31, 2013	$—	$4,174,787	$4,174,787
October 31, 2012	$—	$497,600	$497,600
New Century Balanced Portfolio
October 31, 2013	$794,645	$—	$794,645
October 31, 2012	$828,337	$—	$828,337
New Century International Portfolio
October 31, 2013	$642,497	$—	$642,497
October 31, 2012	$434,898	$—	$434,898
New Century Alternative Strategies Portfolio
October 31, 2013	$668,997	$—	$668,997
October 31, 2012	$1,636,766	$—	$1,636,766

F.	Cost of Operations

The Portfolios bear all costs of their operations other than expenses specifically assumed by the Adviser. Expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among the Portfolios in relation to the net assets of each Portfolio.

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2013

G.	Use of Estimates

In preparing financial statements in accordance with GAAP, management is required to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)	INVESTMENT ADVISORY FEES, ADMINISTRATIVE AGREEMENT AND TRUSTEES’ FEES

Each Portfolio has a separate Investment Advisory Agreement with the Adviser. Investment advisory fees for each Portfolio are computed daily and paid monthly. The investment advisory fees for New Century Capital, New Century Balanced and New Century International Portfolios are computed at an annualized rate of 1.00% (100 basis points) on the first $100 million of average daily net assets and 0.75% (75 basis points) of average daily net assets exceeding that amount. The investment advisory fees for New Century Alternative Strategies Portfolio are computed at an annualized rate of 0.75% (75 basis points) of average daily net assets.

The Adviser has contractually agreed to limit the total expenses (excluding interest, taxes, brokerage, acquired fund fees and expenses and extraordinary expenses) to an annual rate of 1.50% of average net assets for each of the Portfolios. The total expenses do not include a Portfolio’s proportionate share of expenses of the underlying investment companies (i.e. acquired fund fees and expenses) in which such Portfolio invests. This contractual agreement is in place until March 1, 2014. During the fiscal year ended October 31, 2013, no such reduction of advisory fees was necessary with respect to any Portfolio.

Any advisory fee reductions and/or any other operating expenses absorbed by the Adviser pursuant to the expense limitation agreement shall be reimbursed by the Portfolio to the Adviser, if so requested by the Adviser, provided the aggregate amount of the Portfolio’s current total operating expenses for such year does not exceed the applicable existing limitation on Portfolio expenses, and the reimbursement is made within three years after the year in which the Adviser incurred the expense.

Fees paid by the Portfolios pursuant to an Administration Agreement with the Adviser to administer the ordinary course of the Portfolios’ business are paid monthly based on actual expenses incurred in the overseeing of the Portfolios’ affairs.

The Portfolios pay each Trustee who is not affiliated with the Adviser a $16,000 annual retainer, paid quarterly, and a per meeting fee of $5,000. The Portfolios will also pay each Trustee who is not affiliated with the Adviser a $5,000 special meeting fee if held independently of a regularly scheduled meeting. Any Trustee who is affiliated with the Adviser and any officer of New Century does not receive compensation from the Portfolios at this time.

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2013

(3)	DISTRIBUTION PLAN AND OTHER TRANSACTIONS WITH RELATED PARTIES

The Portfolios have adopted a Distribution Plan (the “Plan”) under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. Under the Plan, each Portfolio may pay up to 0.25% (25 basis points) of its average daily net assets to the Distributor for activities primarily intended to result in the sale of shares. Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Trustees and a majority of those Trustees who are not “interested persons” of the Portfolios and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

During the year ended October 31, 2013, the Distributor received $239,677, $128,113, $107,550 and $218,046 from New Century Capital, New Century Balanced, New Century International and New Century Alternative Strategies Portfolios, respectively, pursuant to the Plan. As described below, these net amounts were offset by the sales commissions and other compensation received by the Distributor.

During the year ended October 31, 2013, the Distributor also received sales commissions and other compensation of $16,111, $42,937, $42,943 and $86,361 in connection with the purchase of investment company shares by New Century Capital, New Century Balanced, New Century International and New Century Alternative Strategies Portfolios, respectively. The Distributor has voluntarily agreed to reduce payments made by each Portfolio pursuant to the Plan in amounts equal to the sales commissions and other compensation it has received as a result of a Portfolio’s investment.

Certain officers and Trustees of New Century are also officers and/or directors of the Adviser and the Distributor.

(4)	INVESTMENT TRANSACTIONS

For the year ended October 31, 2013, the cost of purchases and the proceeds from sales of securities other than short-term investments and U.S. government securities were as follows:

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
Purchase of investment securities	$27,690,491	$14,231,479	$18,957,770	$30,190,418
Proceeds from sales of investment securities	$37,219,817	$18,988,245	$22,496,435	$32,206,954

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2013

(5)	TAX MATTERS

It is each Portfolio’s intention to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Portfolios of liability for federal income taxes to the extent 100% of their net investment income and net realized gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Portfolio’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

For the year ended October 31, 2013, the following reclassification was made as a result of permanent differences between the financial statement and income tax reporting:

	Increase in Accumulated Net Investment Loss	Increase in Accumulated Net Realized Gains on Investments	Decrease in Paid-in Capital
New Century Capital Portfolio	$50,999	$88,906	$139,905

This reclassification did not change the net assets of the New Century Capital Portfolio.

The tax character of accumulated earnings at October 31, 2013 was as follows:

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
Undistributed ordinary income	$100,231	$185,621	$361,321	$—
Net unrealized appreciation	36,379,634	16,767,754	17,168,406	16,006,018
Capital loss carryforwards	(722,962)	—	—	(5,686,994)
Undistributed long-term gains	10,149,479	3,998,951	4,279,302	—
Qualified ordinary late year losses	—	—	—	(233,684)
Total accumulated earnings	$45,906,382	$20,952,326	$21,809,029	$10,085,340

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2013

The following information is based upon the federal income tax cost of investment securities as of October 31, 2013:

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
Federal income tax cost	$78,096,661	$54,797,007	$45,408,708	$108,203,605
Gross unrealized appreciation	$36,412,367	$16,846,155	$17,246,882	$18,896,654
Gross unrealized depreciation	(32,733)	(78,401)	(78,476)	(2,890,636)
Net unrealized appreciation	$36,379,634	$16,767,754	$17,168,406	$16,006,018

The difference between the federal income tax cost of portfolio investments and the financial statement cost for New Century Capital, New Century Balanced and New Century Alternative Strategies Portfolios is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

During the year ended October 31, 2013, the following amounts of capital loss carryforwards were utilized to offset current year realized gains:

New Century Capital Portfolio	$242,638
New Century Balanced Portfolio	$690,036
New Century International Portfolio	$3,800,017
New Century Alternative Strategies Portfolio	$2,417,518

As of October 31, 2013, the Portfolios had capital loss carryforwards for federal income tax purposes (listed below) which may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after October 31, 2011 for an unlimited period. Capital losses incurred during post-enactment taxable years are required to be utilized prior to those losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards are more likely to expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As a result of the merger described in Note 1, pre-merger short-term capital loss carryforwards, which were acquired by New Century Capital Portfolio from New Century Opportunistic Portfolio, are subject to annual limitations under Sections 381-384 of the Code. The amount of capital loss carryforwards that were forfeited due to these limitations was $139,905 for fiscal year 2013. The remaining short-term capital loss carryforwards of $722,962 are subject to limitations of $361,481 and $361,481 for fiscal years 2014 and 2015, respectively.

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2013

	New Century Capital Portfolio	New Century Alternative Strategies Portfolio
Expires October 31, 2016 - short-term	$722,962	$—
Expires October 31, 2017 - short-term	—	3,855,972
Expires October 31, 2018 - short-term	—	1,831,022
	$722,962	$5,686,994

Net qualified ordinary late year losses, incurred after December 31, 2012 and within the taxable year, are deemed to arise on the first day of the Portfolios’ next taxable year. For the year ended October 31, 2013, New Century intends to defer to November 1, 2013 for federal tax purposes qualified ordinary late year losses as follows:

New Century Alternative Strategies Portfolio	$233,684

The Portfolios recognize the tax benefits or expenses of uncertain tax positions only when the positions are “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Portfolios’ tax positions taken on Federal income tax returns for all open tax years (tax years ended October 31, 2010 through October 31, 2013) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. Each Portfolio identifies its major tax jurisdiction as U.S. Federal.

(6)	CONTINGENCIES AND COMMITMENTS

New Century indemnifies its officers and Trustees for certain liabilities that might arise from the performance of their duties to the Portfolios. Additionally, in the normal course of business, New Century, on behalf of its Portfolios, enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, New Century expects the risk of loss to be remote.

(7)	SUBSEQUENT EVENTS

The Portfolios are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Portfolios are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

NEW CENTURY PORTFOLIOS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
New Century Portfolios

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of New Century Capital Portfolio, New Century Balanced Portfolio, New Century International Portfolio and New Century Alternative Strategies Portfolio, each a series of shares of beneficial interest of New Century Portfolios (the “Portfolios”), as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and signific ant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Century Capital Portfolio, New Century Balanced Portfolio, New Century International Portfolio and New Century Alternative Strategies Portfolio as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for the each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December 23, 2013

NEW CENTURY PORTFOLIOS BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Overall responsibility for management of New Century rests with the Board of Trustees. Each Trustee serves during his or her lifetime until such Trustee’s termination, or death, resignation, retirement or removal. The Trustees, in turn, elect the officers of New Century to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following table provides information regarding each Trustee and executive officer of New Century:

Name, Address And Birth Year	Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
*John W. Filoon, III 100 William Street, Ste. 200 Wellesley, MA 02481 1961	Since 2013	Trustee	President, Chief Operating Officer and Director, Weston Financial Group, Inc.; CEO, Secretary, Director, and General Securities Principal, Weston Securities Corporation since 5/2011; Managing Director of Investments, SVP Bank of America Merrill Lynch (2009-2011); Market Trust Executive, SVP, U.S. Trust, Bank of America (2007-2009)..	4	None
Non-Interested Trustees
Stanley H. Cooper, Esq. One Ashford Lane Andover, MA 01810 1947	Since 2008 Since 1988	Chairman Trustee	Attorney in private practice.	4	None
Roger A. Eastman, CPA 10682 Gulfshore Drive C-103 Naples, FL 34108 1930	Since 1989	Trustee	Retired.	4	None
Michael A. Diorio, CPA 11 Calvin Drive Milford, MA 01757 1945	Since 1988	Trustee	Financial Consultant; Formerly Executive Director, Milford Housing Authority (2004 to 2009).	4	Director, The Milford National Bank & Trust Company since 1996.

*
John W. Filoon, III is considered to be an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended. Mr. Filoon is an interested person because he is an officer of the Adviser and the Distributor.

NEW CENTURY PORTFOLIOS BOARD OF TRUSTEES AND OFFICERS (Unaudited) (Continued)

Name, Address And Birth Year	Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years
Executive Officers
Nicole M. Tremblay, Esq. 100 William Street, Ste. 200 Wellesley, MA 02481 1973	Since 2011 Since 2002 2002 to 2011	President (CEO) Chief Compliance Officer Chief Financial Officer, Treasurer, Secretary	Senior Vice President, Chief Compliance Officer, Weston Financial Group, Inc.; President, Chief Compliance Officer, and General Securities Principal, Weston Securities Corporation.
Ronald A. Sugameli 100 William Street, Ste. 200 Wellesley, MA 02481 1952	Since 1997	Vice President	Portfolio Manager since 2002; Managing Director, Chief Investment Officer, Secretary, Weston Financial Group, Inc.; Vice President, Secretary, Weston Securities Corporation.
Stephen G. DaCosta 100 William Street, Ste. 200 Wellesley, MA 02481 1955	Since 2011	Chief Financial Officer, Treasurer	Vice President, Divisional Controller, Weston Financial Group, Inc.; Vice President, Financial Operations Principal, Weston Securities Corporation.
Susan K. Arnold 100 William Street, Ste. 200 Wellesley, MA 02481 1959	Since 1998 1998 to 2011	Vice President, Assistant Treasurer
Portfolio Manager since 2011; Assistant Portfolio Manager 1998 to 2011; Vice President, Senior Financial Counselor, Weston Financial Group, Inc.; Registered Representative, Weston Securities Corporation

Andre M. Fernandes 100 William Street, Ste. 200 Wellesley, MA 02481 1978	Since 2011	Vice President	Portfolio Manager since 2011; Assistant Portfolio Manager 2002 to 2011; Vice President, Financial Counselor, Weston Financial Group, Inc.; Registered Representative, Weston Securities Corporation

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-639-0102.

Further, the Board of Trustees and New Century’s principal executive officer, principal financial officer and other persons performing similar functions have adopted a Code of Ethics. To obtain a free copy of the Code of Ethics, please call 1-888-639-0102.

NEW CENTURY PORTFOLIOS ABOUT YOUR PORTFOLIOS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Portfolios, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, underlying fund fees and other expenses. The following examples are intended to help you understand ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples in the tables below are based on an investment of $1,000 made at the beginning of the period shown (May 1, 2013) and held for the entire period (October 31, 2013).

The table below illustrates each Portfolio’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Portfolio’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with an initial investment of $1,000 in each of the Portfolios. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolios under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Portfolios’ ongoing costs with those of other mutual funds. It assumes that each Portfolio had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolios’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Portfolio’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Portfolios do not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares of the Portfolios held for less than 30 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. In addition, the calculations do not reflect the Portfolios’ proportionate shares of expenses of the underlying investment companies in which the Portfolios invest.

NEW CENTURY PORTFOLIOS ABOUT YOUR PORTFOLIOS’ EXPENSES (Unaudited) (Continued)

More information about the Portfolios’ expenses, including recent annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Portfolios’ prospectus.

New Century Capital Portfolio

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,104.60	$7.48
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.10	$7.17
*
Expenses are equal to the New Century Capital Portfolio’s annualized expense ratio of 1.41% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

New Century Balanced Portfolio

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,061.10	$7.38
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.05	$7.22
*
Expenses are equal to the New Century Balanced Portfolio’s annualized expense ratio of 1.42% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NEW CENTURY PORTFOLIOS ABOUT YOUR PORTFOLIOS’ EXPENSES (Unaudited) (Continued)

New Century International Portfolio

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,047.70	$7.12
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.25	$7.02
*
Expenses are equal to the New Century International Portfolio’s annualized expense ratio of 1.38% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

New Century Alternative Strategies Portfolio

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,015.60	$5.74
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.51	$5.75
*
Expenses are equal to the New Century Alternative Strategies Portfolio’s annualized expense ratio of 1.13% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NEW CENTURY PORTFOLIOS TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

Weston Financial Group, Inc. (“Weston” and/or “Adviser”) serves as the investment adviser to each Portfolio of New Century. The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each Investment Advisory Agreement between a Portfolio and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the Board of Trustees, including by a vote of majority of the Trustees who are not “interested persons” of the Portfolio (the “Independent Trustees”), cast in person at a meeting called for considering such approval.

At a regularly scheduled meeting of the Board of Trustees (the “Board”) of New Century Portfolios (the “Trust” and/or “New Century”) held on September 25, 2013, the Board, including a majority of the Independent Trustees, voted to approve the continuance of each Investment Advisory Agreement (collectively, the “Advisory Agreements”) on behalf of each of the Capital, Balanced, International and Alternative Strategies Portfolios for an additional one-year period through October 31, 2014. In approving continuance of the Advisory Agreements, the Board, including a majority of the Independent Trustees, determined that the advisory fee structures were fair and reasonable and that continuance of the Advisory Agreements was in the best interests of the Portfolios and their shareholders. The approval of the Advisory Agreements, including the advisory fees proposed in connection with the continuation of agreements, was unanimous and thus included a majority of the Independent Trustees and by a majority of the entire Board.

The Chief Compliance Officer (the “CCO”) who also serves the President and Chief Executive Officer of the Trust is an interested party as defined by the 1940 Act and assisted the Trustees in their review. Additionally, the Independent Trustees’ counsel prepared a written report discussing the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. In reaching their decision, the Board, advised by the Trustees’ independent counsel, took into account quantitative and qualitative information furnished to the Board throughout the year at regular Board meetings and Audit Committee meetings, as well as materials prepared specifically in connection with the annual review of the Advisory Agreements at the September 25, 2013 Board meeting (the “Meeting”). At such regular meetings, the Trustees typically received investment performance reports and related financial information concerning the Portfolios, brokerage commissions and execution reports provided by the Adviser, and information provided by the Portfolio Managers and their team of assistants and analysts covering the specific performance of each Portfolio and the investment strategies used in pursuing each Portfolio’s investment objectives, among other reports.

The Trustees requested and received materials specifically relating to each Portfolio’s current Advisory Agreement in advance of the Meeting. The materials prepared for the Meeting included the following: (i) an expense ratio analysis chart detailing the net and gross expense ratios for each Portfolio (as compared to each Portfolio’s respective Morningstar category and based on various ranges of assets under management); (ii) expense analysis charts demonstrating fees, expenses and investment performance for each of the Portfolios (as

NEW CENTURY PORTFOLIOS TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

compared to comparable groups of funds as classified by Morningstar and benchmarks for the periods ending July 31, 2012 and June 30, 2013); and (iii) various other performance reports, among others. In its discussion with the CCO of the Trust, the Board was informed of her opinion that the information provided by Weston to the Trustees provided a reasonable basis for the Trustees to conclude that the investment advisory fees proposed in connection with the Advisory Agreements were reasonable with respect to the Portfolios.

The Independent Trustee’s counsel had directed the Board’s attention to the memorandum outlining the key factors to consider and their respective responsibilities in the renewal of the Advisory Agreements. Counsel noted that the Board has always taken a very thorough approach with respect to the annual renewal process, which is one of the most important duties of the Board. He further explained that his firm also served as counsel to the Trust. He noted that his firm does not serve as counsel to Weston or to the Distributor. Counsel discussed the Board’s responsibilities with respect to the continuance of investment advisory and distribution agreements under federal and state law, noting that Section 15(c) of the 1940 Act imposes a duty on all board members to request such information as may be reasonably necessary to evaluate the terms of any investment advisory agreement. He explained that there also is a corresponding duty imposed on the Adviser to provide the requested information, and any additional information as each believes to be reasonably necessary, for the Board to evaluate the terms of the agreements.

Counsel further explained that the Board had discussed its fiduciary duties and responsibilities extensively at prior meetings during the year and in prior years, and that through its oversight of the Adviser the Board had demonstrated that it was sensitive to the Portfolios’ expenses. He noted that the Trustees stay abreast of current topics in the industry, such as the Jones v. Harris and Gallus decisions. He noted that there had been several extended discussions among the Trustees and Counsel regarding the Jones v. Harris Supreme Court decision that affirmed the Gartenberg standard.

The Trustees then discussed the nature, extent and quality of the materials provided to the Board for each meeting and additional materials provided on a more frequent basis. The Board expressed satisfaction with the CCO’s handling of the many SEC filings, which were accurate and filed on a timely basis. Further, the Board expressed satisfaction with the administration of the Trust’s Anti-Money Laundering Program and the Code of Ethics to name a few areas and was pleased with the Adviser’s handling of various Trust responsibilities.

The CCO added that the Adviser continues to take steps to demonstrate its commitment to the Trust and its shareholders. She further explained that, based on her observations, the Adviser takes its responsibilities seriously and strives to provide quality materials to the Board and provide the Board with opportunities to discuss the Portfolios and their performance with the Portfolio Managers. The CCO described the importance of continuity with regard to the relationship between the Trust and the Board and the importance of the Portfolio Managers

NEW CENTURY PORTFOLIOS TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

and their team, background, education and experience. She noted the value of Weston’s long-term relationship with the Portfolios and noted that the Compliance staff continues to perform many functions for the Portfolios.

The Trustees next reviewed and discussed the background, qualifications, education and experience of the Adviser’s investment professionals and support personnel who provide portfolio management, investment research, and similar services to the Portfolios. The Board also stated that a long-term relationship with a capable, conscientious Adviser and personnel is in the best interest of shareholders and such shareholders have benefited from such continuity and Weston’s strong commitment to compliance. The Board noted its satisfaction with Adviser’s personnel’s dedication and hard work. The Trustees also discussed and considered the quality of shareholder communications, administrative duties, and other services provided by the Adviser to the Trust, the Adviser’s robust compliance program, and the Adviser’s role in coordinating such services and programs for the Trust. The Trustees specifically noted that the Adviser has been exceptionally responsive to any issues raised by the Board and that the Trustees are satisfied with the responses to the Trustees’ inquiries and with their willingness to follow up on matters. The Trustees also expressed their pleasure with the strong relationship that has developed between the Board and the Trust’s CCO. The Trustees also took into consideration the belief that Weston is a quality firm with a reputation for moral integrity and honesty.

The Board reviewed contractual investment advisory fee rates, including administrative fee and distribution fee rates, and considered each of the Portfolios’ investment advisory fees and total expense ratios individually and in comparison to a group of similarly managed funds with similar investment styles, investment objectives, asset sizes as determined by Morningstar. The Board also reviewed each of the Capital, Balanced, International, and Alternative Strategies Portfolios net and gross expense ratios in comparison to a subset of fund-of-fund mutual funds with similar characteristics to the Portfolios.

The Board further discussed the fee structure of each of the Portfolios and the Trustees noted that the Capital, Balanced and International Portfolios offer a breakpoint for assets in excess of $100 million, which could lower the investment advisory fees as assets increase. In addition, the Board discussed the Adviser’s Operating Expense Agreement with the Portfolios. Pursuant to this Agreement, the Adviser has agreed to reduce fees and/or reimburse certain other expenses so that the ratio of total operating expenses of each Portfolio is limited to 1.50% of such Portfolio’s average net assets. Further, the Board was reminded that in January 2013 the Adviser agreed to extend the current Operating Expense Agreement through March 1, 2014. The CCO further reported that after the merger of the Opportunistic Portfolio into the Capital Portfolio in February 2013, Portfolio expense allocations were revised to ensure the equitable allocation of the transfer agency expenses amongst the remaining four Portfolios.

After a thorough discussion, the Board determined that the investment advisory fees paid by the Portfolios were within an acceptable range based on the average of the investment advisory fees charged by similar funds within the industry. The Board also reviewed the

NEW CENTURY PORTFOLIOS TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

average total expense ratios of similar equity mutual funds within the industry. They discussed the Portfolios’ fixed expenses, such as the use of outside service providers for transfer agency, fund accounting and custodial services. It was also noted that the Trust, as a fund-of-funds complex, had a slightly different expense ratio structure than most other funds within the industry. The Board further determined that each Portfolio’s total expense ratio is within the acceptable range based on the indirect expenses each Portfolio incurs through their investments in underlying mutual funds.

The Board discussed the Portfolio’s performance, discussing the fund of funds structure and noted this is a benefit to shareholders. In addition, the Portfolios have been performing competitively in the industry and that their returns, as well as their Morningstar ratings, have been satisfactory, although there is room for improvement. The Board had noted that performance in the equity markets has been quite volatile, but are confident the Portfolios’ performance will continue to improve. The Board expressed its satisfaction with the experience of the Portfolio Managers. Further, the Board noted that many funds-of-funds in the industry have the ability to select intra-family funds and therefore are able keep their expense ratios lower, and with this taken into consideration the Portfolios perform competitively.

The Trustees noted that the Adviser continues to work on refining a succession plan for the Portfolios to ensure there is appropriate coverage of the Portfolios in the event that a Portfolio Manager or research analyst resigns or retires in the future. The Board recognizes the importance of having a solid succession plan in place. It was noted that the Adviser has cooperated and intends to continue to cooperate with the Board to keep the Trust informed on developments within the Adviser, on the officers and employees to whom the functions of the Trust will transition, and on the steps taken to assure the continuity of the effective relationships between the Trust and its Adviser.

The Board next considered whether economies of scale are realized by the Adviser and its affiliates as the Portfolios’ assets increase and the extent to which this is reflected in the level of management fees charged. To support such analysis, the Board reviewed the Portfolios’ gross and net expense ratios and expense caps and noted that certain Portfolio expenses are relatively fixed and unrelated to asset size. The Board also noted that, with respect to three of the four Portfolios, economies of scale are shared with a Portfolio and its shareholders through investment advisory fee breakpoints so that as a Portfolio’s assets increase, its effective advisory fee rate decreases, and noted that the Alternative Strategies Portfolio’s lower fixed investment advisory fee rate of 0.75% is not impacted by asset level. The Capital, Balanced, and International Portfolios’ Agreements, as noted above, pay an investment advisory fee at the rate of 1.00% on the first $100 million of Portfolio net assets; and 0.75% on net assets in excess of $100 million, while the Alternative Strategies Portfolio’s Agreement provides for an investment advisory fee rate of 0.75% on all assets. The Board confirmed that the Adviser may enjoy some economies of scale as a Portfolio’s assets grow but that these economies of scale are currently being shared equitably by the Adviser, its affiliates, and the Portfolios for the benefit of shareholders.

NEW CENTURY PORTFOLIOS TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

The Board also considered the extent of profits realized by the Adviser and its affiliates in providing investment advisory and administrative services to the Portfolios. The Board considered the fact that the Adviser and its affiliates received other compensation from its relationship with the Trust, such as administration fees for being fund administrator and distribution fees under a Rule 12b-1 plan. In addition, the Adviser receives other direct and indirect benefits in connection with its relationship with the Portfolios. The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

In its discussions, the Board did not rely upon comparisons of the services to be rendered and the amounts to be paid under the contract with those of other investment advisory contracts, such as contracts of the same or other investment advisers with other registered investment companies or other types of clients (i.e. pension funds and other institutional investors). These factors were again considered irrelevant in a situation where the Independent Trustees were determining whether to approve the continuance of the Advisory Agreements containing the same terms and conditions with the Portfolios.

After a thorough discussion, the Board approved the renewal of the Advisory Agreements for a one-year period commencing November 1, 2013. The Board based its approval upon its evaluation of: (i) the nature, extent and quality of the services provided by Weston; (ii) Weston’s commitment to compliance and the policies and procedures maintained to monitor such compliance; (iii) the investment performance of the Portfolios and the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Portfolio; (iv) the costs of the services provided and the profits realized by the Adviser from its relationship with the Portfolios; (v) the extent to which economies of scale may be realized as the Portfolio assets grow; and, (vi) whether fee levels reflect any such economies of scales for the benefit of the Portfolios’ shareholders. Further, the Trustees believed the assurance that the proposed Advisory Agreements would provide a continuity of relationship for the Portfolios was a significant factor to be considered. In evaluating the various factors noted above, each Independent Trustee weighed each factor, relative to one-another, as he saw fit, and each Independent Trustee may have allocated different weight to each such factor.

After considering all of the information described above, and in light of the totality of circumstances including the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to each Portfolio that the investment advisory fees , as well as the Portfolios’ total expense ratios, were both fair and reasonable. Further, the Board noted the total expense ratios of the Portfolios appear to be fair and reasonable with respect to other funds in the industry that share similar investment strategies. The Trustees also noted that the breakpoints and expense limitation agreements, as applicable, demonstrated Weston’s strong commitment to the Trust and its shareholders.

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INVESTMENT ADVISER AND ADMINISTRATOR
Weston Financial Group, Inc.
Wellesley, MA

DISTRIBUTOR
Weston Securities Corporation
Wellesley, MA

COUNSEL
Greenberg Traurig, LLP
Philadelphia, PA

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
Philadelphia, PA

TRANSFER AGENT
Ultimus Fund Solutions, LLC
Cincinnati, OH

CUSTODIAN
US Bank, N.A.
Cincinnati, OH

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios. This report is authorized for distribution to prospective investors in the Portfolios only if preceded or accompanied by an effective Prospectus which contains details concerning the management fees, expenses and other pertinent information.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-639-0102, or on the SEC’s website at http://www.sec.gov. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-639-0102, or on the SEC’s website at http://www.sec.gov.

The Portfolios file a complete listing of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available without charge upon request by calling 1-888-639-0102, or on the SEC’s website at http://www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or by calling 1-800-SEC-0330.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics was not amended, further; the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The names of the audit committee’s co-financial experts are Roger Eastman and Michael Diorio.  Mr. Eastman and Mr. Diorio are “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $48,000 and $57,500 with respect to the registrant’s fiscal years ended October 31, 2013 and 2012, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $8,400 and $10,500 with respect to the registrant’s fiscal years ended October 31, 2013 and 2012, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended October 31, 2013 and 2012, aggregate non-audit fees of $8,400 and $10,500, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services that were not previously approved to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has a standing nominating committee responsible for the selection and nomination to serve as trustees of the registrant.  Although the nominating committee expects to be able to find an adequate number of qualified candidates to serve as trustees, the nominating committee is willing to consider nominations received from shareholders.  Shareholders wishing to submit a nomination should do so by notifying the Secretary of the registrant, in writing, at the following address: 100 William Street, Suite 200, Wellesley, Massachusetts 02481-3902.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   New Century Portfolios

By (Signature and Title)*	/s/ Nicole M. Tremblay
Nicole M. Tremblay, President

Date	January 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Nicole M. Tremblay
Nicole M. Tremblay, President

Date	January 6, 2014

By (Signature and Title)*	/s/ Stephen G. DaCosta
Stephen G. DaCosta, Treasurer

Date	January 6, 2014

* Print the name and title of each signing officer under his or her signature.